SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 25, 2004
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


            Delaware                    0-23434                   11-2230715
(State or other jurisdiction     (Commission File Number)        (IRS Employer
          of incorporation)                               Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages

Section 3 SECURITIES AND TRADING MARKETS
Item 3.01(a) NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

         On August 20, 2004, Hirsch International Corp. (the "Company") received notice from NASDAQ that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by NASDAQ Small Cap Market Marketplace Rule 4310(c)(4), and that in accordance with Marketplace Rule 4310(c)(8)(D), the Company has until February 16, 2005 to regain compliance. In the event that at anytime before February 16, 2005, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of ten consecutive trading days, NASDAQ staff will notify the Company in writing that the Company complies with the Rule.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HIRSCH INTERNATIONAL CORP.

                                        By:/s/ Beverly Eichel
                                          -------------------------------
                                          Beverly Eichel
                                          Vice President - Finance,
                                          Chief Financial Officer and Secretary

Dated:  August 25, 2004